UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2026

ORGANOGENESIS HOLDINGS INC.

(Exact Name of Registrant as specified in its charter)

Delaware	001-37906	98-1329150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Dan Road
Canton, MA		02021
(Address of principal executive offices)		(Zip Code)

(781) 575-0775

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ORGO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2026, the holders of our Series A Convertible Preferred Stock voted by written consent to re-elect Garrett Lustig to our board of directors, to serve until the next Annual Meeting of Stockholders and until his successor is elected and qualified.

The information required by this Item 5.02 is incorporated herein by reference to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2026.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

We held our 2026 Annual Meeting of Stockholders on June 15, 2026, at which three proposals were submitted to, and approved by, our stockholders. The holders of 129,564,421 shares of our Class A common stock, including 38,470,359 shares of Class A common stock issuable upon conversion of our outstanding Series A Convertible Preferred Stock that are entitled to vote with our Class A common stock on an as-converted basis, were present or represented by proxy at the meeting. The proposals are described in detail in our definitive proxy statement for the 2026 Annual Meeting filed with the Securities and Exchange Commission on April 30, 2026. The final results for the votes for each proposal are set forth below.

At the Annual Meeting, each of Robert Ades, Michael J. Driscoll, Prathyusha Duraibabu, Jon Giacomin, Gary S. Gillheeney, Sr., Michele Korfin, Arthur S. Leibowitz, Glenn H. Nussdorf and Gilberto Quintero was elected our Director, to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The votes cast in the election of the directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert Ades	85,064,304	235,293	44,264,824
Michael J. Driscoll	76,582,548	8,717,049	44,264,824
Prathyusha Duraibabu	76,767,319	8,532,278	44,264,824
Jon Giacomin	64,825,495	20,474,102	44,264,824
Gary S. Gillheeney, Sr.	76,736,718	8,562,879	44,264,824
Michele Korfin	76,707,741	8,591,856	44,264,824
Arthur S. Leibowitz	76,682,590	8,617,007	44,264,824
Glenn H. Nussdorf	61,049,018	24,250,579	44,264,824
Gilberto Quintero	76,572,688	8,726,909	44,264,824

At the Annual Meeting, our stockholders also approved, on an advisory basis, the compensation paid to our named executive officers. The votes cast on this proposal were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve, on an advisory basis, the compensation paid to our named executive officers.	72,516,011	12,722,258	61,328	44,264,824

At the Annual Meeting, our stockholders also approved the proposal to ratify the appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2026. The votes cast on this proposal were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the appointment of RSM US LLP as our independent registered public accounting firm for fiscal year 2026.	128,421,160	856,933	286,328	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Organogenesis Holdings Inc.

By:	/s/ Lori Freedman
Name:	Lori Freedman
Title:	Chief Administrative and Legal Officer

Date: June 16, 2026